UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 22, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01    Regulation FD Disclosure.

On May 22, 2018, Overstock’s majority-owned subsidiary t0.com, Inc. ("tZERO") plans to release a Supplement dated May 22, 2018 (the “Supplement”) to its Confidential Private Placement Offering Memorandum, as Amended, Supplemented and Restated as of March 1, 2018 (the “Offering Memorandum”). A copy of the Supplement is furnished as Exhibit 99.1.

The Supplement is furnished herewith solely for the purpose of ensuring compliance with Regulation FD. Overstock is not offering any securities pursuant to the Offering Memorandum or the Supplement, and Overstock’s furnishing of the Supplement herewith shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Offering Memorandum, the Supplement or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished with this report:

99.1	Supplement dated May 22, 2018 to Confidential Private Placement Offering Memorandum, as Amended, Supplemented and Restated as of March 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	May 22, 2018